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            SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C.  20549




                         FORM 8-K

                      CURRENT REPORT




          Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):
February 11, 1999



              AMERICAN GENERAL CORPORATION
(Exact name of registrant as specified in its charter)



    Texas                1-7981             74-0483432
(State or other    (Commission File      (IRS Employer
jurisdiction of         Number)         Identification
incorporation)                                 Number)


        2929 Allen Parkway, Houston, Texas    77019
   (Address of principal executive offices)  (Zip Code)




Registrant's telephone number, including area code:
(713) 522-1111

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
Item 5.    Other Events.

 On February 11, 1999, a duly authorized Committee (the "Terms Committee") of the Board of Directors of American General Corporation (the "Company") authorized the issuance in an underwritten public offering of $150,000,000 aggregate principal amount of the Company's 6 5/8% Notes
Due 2029 issued pursuant to the Senior Indenture dated as of May 15, 1995 between the Company and The Chase Manhattan Bank (formerly known as Chemical Bank), as Trustee (the "Notes") under the Company's previously filed Registration Statement on Form S-3 (Registration No. 33-58317, 33-58317-01 and 33-58317-02) (the "Registration Statement") and the related Prospectus dated May 23, 1995 and Prospectus Supplement dated February 11, 1999.


Item 7.    Financial Statements, Pro Forma Financial
           Information and Exhibits.

 (c) Exhibits. The following Exhibits are filed as part of this Report and as Exhibits to the Registration
      Statement:

      Exhibit
      Number            Description


      4(a) Resolutions of the Terms Committee adopted on February 11, 1999 establishing the terms of the Notes, certified by an Assistant Secretary of the Company.

      4(b)   Form of 6 5/8% Note Due 2029

      5      Opinion of Susan A. Jacobs, Senior Vice
             President, Deputy General Counsel and
             Corporate Secretary of the Company, as to the legality of the Notes.

                         SIGNATURE


                Pursuant to the requirements of the
Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  February 16, 1999

                       AMERICAN GENERAL CORPORATION


                       By: /S/ JAMES L. GLEAVES
                           James L. Gleaves
                           Vice President and Treasurer

                       EXHIBIT INDEX


Exhibit
Number             Description

4(a) Resolutions of the Terms Committee adopted on February 11, 1999 establishing the terms of the Notes, certified by an Assistant Secretary of the Company.

4(b)      Form of 6 5/8% Note Due 2029.

5         Opinion of Susan A. Jacobs, Senior Vice
          President, Deputy General Counsel and Corporate
          Secretary of the Company, as to the legality of the Notes.